UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 25, 2016)

Reata Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37785	11-3651945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Gateway Drive; Suite 150

Irving, TX 75063

(Address of principal executive offices, including zip code)

(972) 865-2219

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 25, 2016, Reata Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Cowen and Company LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), providing for the offer and sale (the “Offering”) in a firm commitment underwritten offering of an aggregate of 5,500,000 shares of the Company’s Class A common stock issued and sold by the Company at a price to the public of $11.00 per share ($10.23 per share, net of underwriting discount). Pursuant to the Underwriting Agreement, the Underwriters were granted an over-allotment option for a period of 30 days to purchase from the Company up to an additional 825,000 shares of Class A common stock, at the same price per share, to cover over-allotments, if any. The material terms of the Offering are described in the prospectus, dated May 25, 2016, filed by the Company with the Securities and Exchange Commission on May 26, 2016 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered under the Securities Act pursuant to a Registration Statement on Form S-1, as amended (File No. 333-208843), initially filed by the Company on January 4, 2016.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 7.01	Regulation FD Disclosure.

On May 25, 2016, the Company announced it had priced its initial public offering of 5,500,000 shares of Class A common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 25, 2016, by and among Reata Pharmaceuticals, Inc. and the Underwriters named therein.

99.1	Press Release dated May 25, 2016.*

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REATA PHARMACEUTICALS, INC.

Dated: May 26, 2016	By:	/s/ J. Warren Huff
J. Warren Huff Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 25, 2016, by and among Reata Pharmaceuticals, Inc. and the Underwriters named therein.

99.1	Press Release dated May 25, 2016.*

*	Furnished herewith.